EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

by and among

Jetpay Corporation

and

THE INVESTORS LISTED ON THE SIGNATURE PAGES HERETO

Dated as of ________________, 2015

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ARTICLE I PURCHASE OF SECURITIES		1

1.1.	Sale and Purchase of Common Stock	1

1.2.	Closing	1

1.3.	Conditions to the Investor’s Obligations	2

1.4.	Conditions to the Company’s Obligations	2

ARTICLE II REPRESENTATIONS AND WARRANTIES OF THE COMPANY		3

2.1.	Representations and Warranties of the Company	3

ARTICLE III REPRESENTATIONS AND WARRANTIES OF INVESTOR		4

3.1.	Representations and Warranties of the Investor	4

ARTICLE IV MISCELLANEOUS		5

4.1.	Legend	5

4.2.	Amendment and Modification	5

4.3.	Survival of Representations and Warranties	6

4.4.	Successors and Assigns	6

4.5.	Separability	6

4.6.	Notices	6

4.7.	Governing Law	7

4.9.	Headings	7

4.10.	Counterparts	7

4.11.	Further Assurances	7

4.12.	Entire Agreement	7

SCHEDULES

Schedule I	Investor and Securities Purchased

INDEX OF DEFINED TERMS

Agreement	1
Closing	1
Closing Date	1
Common Stock	1
Company	1
Investor	1
Person	3
Securities Act	4

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT, dated as of____________, 2015 (“Agreement”), by and among JetPay Corporation, a Delaware corporation (the “Company”), and each of the investors listed on the signature pages hereto, (each, an “Investor”).

Background

WHEREAS the Company desires to sell to each Investor, and each Investor desires to acquire, the number of shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”) set forth opposite such Investor’s name on Schedule I hereto in exchange for cash in the amount set forth opposite such Investor’s name on Schedule I; and

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as set forth in this Agreement.

ARTICLE I

PURCHASE OF COMMON STOCK

1.1.      Sale and Purchase of Common Stock. (a) Subject to the terms and conditions set forth herein, the Company will sell to each Investor, and each Investor will purchase, the number of shares of Common Stock set forth opposite the name of such Investor on Schedule I hereto.

(b)      The per share purchase price for the Common Stock to be purchased under this Section 1.1 shall be the the closing bid price immediately preceding the time the Company enters into this agreement, or $2.70 per share, whichever is greater. The aggregate purchase price to be paid by each Investor pursuant to this Section 1.1 is set forth opposite such Investor’s name on Schedule I hereto. At the applicable Closing (as defined below), each Investor agrees to pay such aggregate purchase price to the Company by wire transfer of immediately available funds having a value equal to the purchase price set forth on Schedule I.

1.2.      Closing.

(a)      The purchase and sale of the Common Stock referred to in Section 1.1 will occur, if at all, pursuant to one or more closings (each a “Closing”) on the next business day after the satisfaction of the conditions set forth in Sections 1.3 and 1.4 hereto or such other date as the Company and each Investor mutually agree, it being understood that such date must not precede the time at which the satisfaction of the conditions set forth in Sections 1.3 and 1.4 hereto has occurred. Each date on which such a Closing occurs is referred to herein as a “Closing Date.”

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(b)      At a Closing, the Company shall deliver to each Investor a certificate representing the Common Stock being purchased by such Investor at such Closing against payment of the purchase price therefore as set forth on Schedule I.

1.3.      Conditions to Each Investor’s Obligations. The obligation of each Investor to purchase the Common Stock at a Closing is subject to the satisfaction on or prior to the date hereof of the following conditions:

(a)      The representations and warranties of the Company set forth in Article II hereof shall be true and correct in all material respects on and as of the Closing Date as though then made, and all covenants of the Company set forth in Article I required to be performed on or prior to the Closing shall have been performed in all material respects.

(b)      No statute, rule or regulation shall have been enacted or promulgated by any governmental authority which prohibits the consummation of the transactions contemplated by this Agreement and there shall be no order or injunction of a court of competent jurisdiction in effect preventing the consummation of the transactions contemplated by this Agreement.

(c)      The Company shall have delivered written notice to such Investor of its intention to consummate the purchase of the Common Stock contemplated herein.

(d)      The Company shall have instructed its transfer agent to issue the Common Stock purchased by such Investor in book entry.

(e)      The corporate and other proceedings set forth in Section 1.4(c) shall have been taken.

1.4.      Conditions to the Company’s Obligations. The obligations of the Company to issue and sell the Common Stock to each Investor as set forth herein at the Closing are subject to the satisfaction on or prior to the Closing of the following conditions, none of which may be waived by the Company:

(a)      The representations and warranties of each Investor set forth in Article III hereof shall be true and correct at and as of the Closing Date as though then made, and all covenants of each Investor required to be performed at or prior to the Closing shall have been performed in all material respects.

(b)      No statute, rule or regulation shall have been enacted or promulgated by any governmental authority which prohibits the consummation of the transactions contemplated by this Agreement and there shall be no order or injunction of a court of competent jurisdiction in effect preventing the consummation of the transactions contemplated by this Agreement.

(c)      The Company shall have obtained the written consent to consummate the transactions contemplated hereby from each of (i) its Board of Directors and (ii) Flexpoint Fund II, L.P.

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(d)      Each Investor shall have delivered the cash for the purchase price required to be delivered by such Investor under this Article I.

(e)      The Company shall have received a signed certificate, dated as of the Closing Date, of the Investor or an authorized person of the Investor, certifying that as of such Closing Date, the representations and warranties of the Investor in Article III hereof are true and correct in all material respects at and as of such Closing Date as though then made.

(f)      The Company shall have received a signed accredited investor questionnaire, in the form provided to the Investor by the Company, dated as of the Closing Date, of the Investor or an authorized person of the Investor.

1.5.      Termination. This Agreement shall terminate and be of no further force and effect if the Closing or Closings have not occurred by January 31, 2016, with no liability on the part of any party (or any stockholder, director, officer, employee, agent, consultant or representative of such party) to any other party hereto.

ARTICLE II
REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

2.1.      Representations and Warranties of the Company. The Company represents and warrants to the Investor as follows:

(a)      The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)      The Company has all requisite corporate power and corporate authority to execute, deliver and perform this Agreement and to consummate the transactions provided for herein, without the need for the consent of any other Person (other than such consents as have heretofore been obtained). As used herein, the term “Person” means an individual or a corporation, partnership, limited liability company, joint venture, trust, regulatory or governmental agency or authority or other organization or entity of any kind.

(c)      The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby, including, but not limited to, the sale of the Common Stock to be issued by it hereunder, have been duly authorized, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against it in accordance with the terms hereof.

(d)      No action, suit, proceeding or investigation is pending or, to the Company’s knowledge, threatened, against the Company with respect to its execution and delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby.

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(e)      The Common Stock sold to the Investor under Article I hereof, when sold in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable.

ARTICLE III

REPRESENTATIONS AND WARRANTIES
OF INVESTOR

3.1.      Representations and Warranties of the Investor. Each Investor represents and warrants to the Company that:

(a)      The Investor, if a legal entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation.

(b)      The Investor has the requisite legal capacity to execute, deliver and perform this Agreement and to consummate the transactions provided for herein, without the need for the consent of any other Person (other than such consents as have heretofore been obtained); this Agreement has been duly authorized, executed and delivered by the Investor; and this Agreement constitutes the valid and binding obligation of the Investor, enforceable against the Investor in accordance with the terms hereof.

(c)      No action, suit, proceeding or investigation is pending or, to the Investor’s knowledge, threatened, against the Investor with respect to the Investor’s execution and delivery of this Agreement or the consummation by the Investor of the transactions contemplated hereby.

(d)      No consent, approval or authorization of or registration, qualification or filing with, any Person, governmental agency or authority is required for the execution and delivery of this Agreement by the Investor or for the consummation by the Investor of the transactions contemplated hereby.

(e)      The Common Stock is being purchased by the Investor hereunder for investment, and not with a view to any distribution thereof that would violate the Securities Act of 1933, as amended (the “Securities Act”), or the applicable state securities laws of any state. The Investor will not distribute the Common Stock in violation of the Securities Act or the applicable securities laws of any state.

(f)      The Investor understands that the Common Stock has not been registered under the Securities Act or the securities laws of any state and must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws or unless an exemption from such registration becomes or is available

(g)      The Investor is an "accredited investor" as defined in Item 501 of Regulation D promulgated under the Securities Act.

(h)      In formulating a decision to enter into this Agreement, the Investor has relied solely upon (i) the provisions of this Agreement, (ii) an independent investigation of the Company’s business, including a review of the Company’s public filings with the U.S. Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, and (iii) consultations with his legal and financial advisors with respect to this Agreement and the nature of his investment; and that in entering into this Agreement no reliance was placed by the Investor upon any representations or warranties other than those contained in Article II of this Agreement.

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(i)      The Investor is financially able to hold the Common Stock for long-term investment, believes that the nature and amount of the Common Stock being purchased is consistent with its overall investment program and financial position, and recognizes that there are substantial risks involved in the purchase of the Common Stock. The Investor understands that the investment in the Common Stock is illiquid and risky, and the Investor may lose its entire investment.

(j)      The Investor confirms that (i) it is familiar with the business of the Company, (ii) it has had the opportunity to ask questions of the officers and directors of the Company and to obtain (and that the Investor has received to his satisfaction) such information about the business and financial condition of the Company and its direct and indirect subsidiaries as it has reasonably requested, and (iii) the Investor has such knowledge and experience in financial and business matters that the Investor is capable of evaluating the merits and risks of the prospective investment in the Common Stock.

(k)      Investor’s residence is set forth below his or her signature to this Agreement.

ARTICLE IV

MISCELLANEOUS

4.1.      Legend. (a) The Company shall instruct its transfer agent to issue the Common Stock with the following legend, in addition to any other legend required under applicable law, with respect to any Common Stock issued hereunder:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED.

4.2.      Amendment, Modification and Waiver. This Agreement may be amended or modified, or any provision hereof may be waived, provided that such amendment, modification or waiver is set forth in a writing executed by (a) the Company and (b) the Investor. No course of dealing between or among any Persons having any interest in this Agreement will be deemed effective to modify, amend or discharge any part of this Agreement or any rights or obligations of any Person under or by reason of this Agreement. Without limiting the generality of the foregoing, each Investor in waiving any condition precedent pursuant to Section 1.3 hereof, and the Company in waiving any condition precedent pursuant to Section 1.4 hereof, shall have the right to limit such waiver so as to apply to any particular Closing.

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4.3.      Survival of Representations and Warranties. Unless otherwise set forth in this Agreement, the representations, warranties, covenants and agreements of the Company and each Investor set forth in this Agreement shall survive the Closing.

4.4.      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and permitted assigns of each party hereto. This Agreement, and any rights or obligations existing hereunder, may not be assigned or otherwise transferred by any party without the prior written consent of the other parties hereto.

4.5.      Separability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, the remaining provisions shall remain in full force and effect unless deletion of such provision causes this Agreement to become materially adverse to any party, in which event the parties shall use reasonable efforts to arrive at an accommodation which best preserves for the parties the benefits and obligations of the offending provision.

4.6.      Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed duly given (i) when delivered personally to the recipient, (ii) one business day after being sent to the recipient by reputable overnight courier service (charges prepaid), (iii) upon transmission by facsimile if a customary confirmation of transmission is received during normal business hours and, if not, the next business day after transmission, or (iv) three business days after being mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid, and addressed to the intended recipient as set forth below:

If to the Company, to:

JetPay Corporation

1175 Lancaster Avenue, Suite 200
Berwyn, PA 19312

Attention: Gregory M. Krzemien
Fax: (877) 861-8488

Email: gkrzemien@jetpaycorp.com

With a required copy to:

Dechert LLP
Cira Centre
2929 Arch Street
Philadelphia, PA 19104
Attention: James A. Lebovitz, Esq.
Fax: (215) 994-2222

Email: james.lebovitz@dechert.com

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If to an Investor, to the Investor’s address as set forth on the signature pages hereto. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

4.7.      Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of law.

4.8.      WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

4.9.      Headings. The headings preceding the text of the sections and subsections of this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

4.10.      Counterparts. This Agreement may be executed in two or more counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

4.11.      Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

4.12.      Entire Agreement. This Agreement sets forth the entire agreement and understanding among the parties and supersedes all prior agreements and understandings, written or oral, relating to the subject matter of this Agreement.

[Remainder of this Page Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have executed this Securities Purchase Agreement the day and year first above written.

JETPAY CORPORATION

By:
Name: Gregory M. Krzemien
Title: Chief Financial Officer

[Signature Page to Securities Purchase Agreement]

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INVESTOR:

/s/
Investor

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Schedule I

Purchasing Investor and Securities Purchased

Name	Shares of Common Stock	Common Stock Purchase Price	Aggregate Purchase Price